Exhibit 99.2 Star Bulk & Eagle Bulk Creating a Global Leader in Dry Bulk Shipping DECEMBER 11, 2023

Forward-Looking Statements Important Information and Where to Find It This presentation may be deemed to be solicitation material in respect of the proposed transaction between Star Bulk Carriers Corp. (“Star Bulk”) and Eagle Bulk Shipping Inc. (“Eagle”). In connection with the proposed transaction, Star Bulk intends to file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form F-4 that will include a proxy statement of Eagle that also constitutes a prospectus of Star Bulk. Star Bulk and Eagle may also file other documents with the SEC regarding the proposed transaction. This presentation is not a substitute for the proxy statement/prospectus, Form F-4 or any other document which Star Bulk or Eagle may file with the SEC. Investors and security holders of Star Bulk and Eagle are urged to read the proxy statement/prospectus, Form F-4 and all other relevant documents filed or to be filed with the SEC carefully when they become available because they will contain important information about Star Bulk, Eagle, the transaction and related matters. Investors will be able to obtain free copies of the proxy statement/prospectus and Form F-4 (when available) and other documents filed with the SEC by Star Bulk and Eagle through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by Star Bulk will be made available free of charge on Star Bulk’s investor relations website at https://www.starbulk.com/gr/en/ir-overview/. Copies of documents filed with the SEC by Eagle will be made available free of charge on Eagle’s investor relations website at https://ir.eagleships.com. No Offer or Solicitation This presentation is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Participants in the Solicitation Star Bulk, Eagle and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Eagle securities in connection with the proposed transaction. Information regarding these directors and executive officers and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Form F-4 and proxy statement/prospectus regarding the proposed transaction (when available) and other relevant materials to be filed with the SEC by Star Bulk and Eagle. Information regarding Star Bulk’s directors and executive officers is available in Part I. Item 6. Directors, Senior Management and Employees of Star Bulk’s Annual Report on Form 20-F for the fiscal year ended December 31, 2022 filed with the SEC on March 7, 2023. Information regarding Eagle’s directors and executive officers is available in the sections entitled Corporate Governance—The Board of Directors and “Executive Officers” of Eagle’s proxy statement relating to its 2023 annual meeting of shareholders filed with the SEC on April 27, 2023. These documents will be available free of charge from the sources indicated above. Use of Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures as defined under SEC rules. These non-GAAP financial measures include and reflect managements' current expectations and beliefs regarding the potential benefits of the proposed transaction. Star Bulk and Eagle believe that the presentation of these non-GAAP measures provides information that is useful to Star Bulk's and Eagle's shareholders. These non-GAAP measures should be considered in addition to, not as a substitute for, or superior to other measures of financial performance prepared in accordance with GAAP as more fully discussed in Star Bulk's and Eagle's respective financial statements and filings with the SEC. As used herein, “GAAP” refers to accounting principles generally accepted in the United States of America. Cautionary Statement Regarding Forward-Looking Statements This presentation contains certain statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. Star Bulk and Eagle have identified some of these forward-looking statements with words like “believe,” “may,” “could,” “would,” “might,” “possible,” “will,” “should,” “expect,” “intend,” “plan,” “anticipate,” “estimate,” “potential,” “outlook” or “continue,” the negative of these words, other terms of similar meaning or the use of future dates. Forward-looking statements in this presentation include without limitation, statements about the benefits of the proposed transaction, including future financial and operating results and synergies, Star Bulk’s, Eagle’s and the combined company’s plans, objectives, expectations and intentions, and the expected timing of the completion of the proposed transaction. Such statements are qualified by the inherent risks and uncertainties surrounding future expectations generally, and actual results could differ materially from those currently anticipated due to a number of risks and uncertainties. Risks and uncertainties that could cause results to differ from expectations include: uncertainties as to the timing of the proposed transaction; uncertainties as to the approval of Eagle’s shareholders required in connection with the proposed transaction; uncertainties as to the approval and authorization by Eagle’s shareholders of the issuance of common stock of Eagle in connection with Eagle’s convertible notes; the possibility that a competing proposal will be made; the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction; the possibility that the closing conditions to the proposed transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval; the effects of disruption caused by the announcement of the proposed transaction making it more difficult to maintain relationships with employees, customers, vendors and other business partners; risks related to the proposed transaction diverting management’s attention from Star Bulk’s and Eagle’s ongoing business operations; the possibility that the expected synergies and value creation from the proposed transaction will not be realized, or will not be realized within the expected time period; risks related to Star Bulk’s ability to successfully integrate Eagle’s operations and employees; the risk that stockholder litigation in connection with the proposed transaction may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification and liability; the risk that the anticipated tax treatment of the proposed transaction between Star Bulk and Eagle is not obtained; other business effects, including the effects of industry, economic or political conditions outside of the control of the parties to the proposed transaction; transaction costs; actual or contingent liabilities; and other risks and uncertainties discussed in Star Bulk’s and Eagle’s filings with the SEC, including in “Part I. Item 3. Key Information D. Risk Factors” of Star Bulk’s Annual Report on Form 20-F for the fiscal year ended December 31, 2022, “Part I. Item 1A. Risk Factors” of Eagle’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as updated by the risks described in Part II. Item 1A. Risk Factors” of Eagle’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2023, and Star Bulk’s subsequent current reports on Form 6-K. You can obtain copies of these documents free of charge from the sources indicated above. Neither Star Bulk nor Eagle undertake any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law. All forward-looking statements in this presentation are qualified in their entirety by this cautionary statement. 2

Transaction Overview

Structure & Ownership	• All-stock transaction on NAV-to-NAV basis; ~$2.1B pro forma market capitalization[1] • Eagle shareholders to receive 2.6211 Star Bulk shares per share of Eagle • Total Eagle consideration of ~$52.60 per share; 17% premium to Eagle closing share price on December 8, 2023 • Star Bulk and Eagle shareholders to own ~71% and ~29% on fully diluted basis, respectively
Leadership, Governance & Headquarters	• Petros Pappas to remain CEO of combined company along with Star Bulk management team and select Eagle executives • Spyros Capralos to serve as Chairman; one Eagle director to join Star Bulk Board • Operate as Star Bulk Carriers Corp.; headquartered in Athens, Greece with offices in Stamford, CT; Singapore; Copenhagen and Limassol
Enhanced Platform	• Best-in-class operating platform through integrated commercial and technical management • Expected to generate at least $50M in annual cost and revenue synergies within 12-18 months post-close • Complementary fleet which is ~97% scrubber fitted
Enhanced Financial Profile & Capital Allocation	• Combined liquidity of ~$420M (as of September 30, 2023)[2] • Expected combined net leverage of ~37%[3] • Both companies intend to maintain dividend policies until close; combined company to maintain Star Bulk's dividend policy post-close
Path to Close	• Targeted close in first half of 2024 • Subject to Eagle shareholder approval, regulatory approvals and customary closing conditions

1. *Based on unaffected closing stock prices of Star Bulk and Eagle on December 8, 2023.*
2. *Combined liquidity, which is a non-GAAP financial measure, is calculated by adding the amount of Star Bulk's and Eagle's cash and cash equivalents and undrawn revolver availability, in each case, as of September 30, 2023, as adjusted for cash expenditures by Star Bulk in connection with its repurchase of shares held by Oaktree, debt repayments, dividends, draw downs under bridge facilities and proceeds from vessel sales and equity raises, in each case, during the period between September 30, 2023 and December 8, 2023, as applicable. Please refer to the Appendix for a bridge of the as adjusted cash and debt figures as of September 30, 2023.*
3. *Combined net leverage is calculated by dividing (a) the sum of Star Bulk's and Eagle's net debt by (b) the sum of Star Bulk's and Eagle's gross asset value. Net debt, which is a non-GAAP financial measure, is calculated as debt less cash and cash equivalents, in each case, as of September 30, 2023. Gross asset value, which is a non-GAAP financial measure, is fleet valuation as per VesselValues on October 29, 2023.*

3

Creating a Global Leader in Dry Bulk Shipping Market Capitalization (as of December 8, 2023) Fleet Size by Vessel Count (as of December 8, 2023) $2,132 169 $1,764 $1,686 117 95 55 $609 52 47 43 $445 $411 $319 SBLK + GOGL SBLK GNK EGLE SB DSX SBLK + GOGL SBLK GNK EGLE SB DSX EGLE EGLE Higher trading share liquidity and free float Largest U.S. listed dry bulk company 4

Diversified and Scrubber-Fitted Fleet Combined Fleet 169 combined owned-vessels 2 ~97% of combined fleet equipped with scrubbers 30 7 latest generation eco vessels 48 long-term chartered-in 22 2 eco kamsarmax vessels 22 19 on order 17 9 Newcastlemax Capesize & Baby Post-Panamax, Ultramax Supramax ~11 years average age of Cape Kamsarmax & Panamax combined fleet SBLK EGLE NB Vessels 5

Creating Best-in-Class Operating Platform Industry-Leading Low-Cost Operator Commercial Platform Expect to reduce average Proven track record in daily OpEx across combined commercial outperformance fleet utilizing a dynamic chartering strategy across markets Recognized Quality Sustainability Leader Focused on maintaining Significant focus on carbon highest Rightship safety score emissions reduction amongst peers technology and new propulsion fuels Combined Company Expected to Lead the Industry Across Commercial and Technical Management, Optimizing Vessel Utilization and Performance Without Compromising Quality or Safety 6

Significant Cost and Revenue Synergies Majority of synergies to come from operational efficiencies: ✓ OpEx Savings $50M+✓ G&A Savings Cost and Revenue Synergies ✓ Dry Dock Savings Revenue Synergies Targeting at Least $50M in Cost and Revenue Synergies Within 12-18 Months Post-Close 7

Compelling Value Creation Opportunity • Creating leading, diversified fleet of scrubber-fitted vessels with greater scale • World-class technical and commercial fleet management capabilities to optimize performance, deliver on safety objectives and maximize earnings • Significant cost and revenue synergies • Increased pro forma market capitalization and expected trading liquidity in dry bulk sector • With increased size and liquidity, expect to reduce cost of capital • Well-capitalized balance sheet; expect to continue delivering strong cash returns while investing in R&D and technology 8

Appendix: Net Debt Bridge 30 September 2023 Actual and As Adjusted Cash + Debt Position All amounts shown represent USD in thousands Star Bulk As of Sep. 30th Debt Vessel Sales Share Issuances Share Repurchases Dividend 30.9 As Adjusted Cash $302,260 $260,333 $53,810 $13,434 $(380,000) $249,837 Debt $1,036,667 $260,333 $1,297,000 Net Debt $734,407 $1,047,163 Eagle Bulk th As of Sep. 30 Debt Vessel Sales Share Issuances Share Repurchases 3Q23 Dividend 30.9 As Adjusted 4 Cash $116,454 $(932) $115,522 Debt $504,519 $504,519 Net Debt $388,065 $388,997 SBLK (30.9 As Adjusted) EGLE (30.9 As Adjusted) SBLK + EGLE Debt $1,297,000 $504,519 $1,801,519 Cash $249,837 $115,522 $365,359 NET DEBT $1,047,163 $388,997 $1,436,160 NET LEVERAGE 37% 39% 37% 4. Excludes undrawn RCF availability of $54,555 million. 9

THANK YOU

Star Bulk Contacts

Company:

Simos Spyrou, Christos Begleris
Co - Chief Financial Officers
Star Bulk Carriers Corp.
c/o Star Bulk Management Inc.
40 Ag. Konstantinou Av.
Maroussi 15124
Athens, Greece
Tel. +30 (210) 617-8400
Email: info@starbulk.com
www.starbulk.com

Investor Relations / Financial Media:

Nicolas Bornozis
Capital Link, Inc.
Tel. (212) 661-7566
E-mail: starbulk@capitallink.com
www.capitallink.com

Eagle Contacts

Constantine Tsoutsoplides
Chief Financial Officer
Eagle Bulk Shipping Inc.
Tel. +1 203-276-8100
Email: investor@eagleships.com